EXHIBIT 10 (kk)


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                               CEL-SCI CORPORATION
               WARRANT TO PURCHASE ___ SHARES OF COMMON STOCK(1)

                                                             ____________, 2014

         This WARRANT (this "Warrant") of CEL-SCI Corporation, a Colorado corporation (the "Company"), pursuant to that certain Underwriting Agreement, dated as of April [_], 2014, by and between the Company and Dawson James Securities, Inc. ("Dawson James") and Laidlaw & Co. (UK) Ltd. ("Laidlaw") (the "Representatives"), as representatives of a group of underwriters (collectively, the "Underwriters"), relating to a "best efforts" public offering (the "Offering") of common stock, par value $0.01 per share (the "Common Stock"), of the Company.

     FOR VALUE RECEIVED, the Company hereby grants to Representatives and their respective permitted successors and assigns (collectively, the "Holder") the right to purchase from the Company up to ______ shares of Common Stock (such Common Stock underlying this Warrant, the "Warrant Shares"), at a per share purchase price equal to $[_] [125% OF THE PUBLIC OFFERING PRICE] (the "Exercise Price"), subject to the terms, conditions and adjustments set forth below in this Warrant.

     1. Exercisability of Warrant. This Warrant shall become exercisable on the six month anniversary of the Closing Date (the "Vesting Date"). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Underwriting Agreement, dated April [_], 2014, by and among the Company and the Underwriters.

     2. Expiration of Warrant. This Warrant shall expire on the three (3) year anniversary of the Vesting Date (the "Expiration Date").

     3. Exercise of Warrant. This Warrant shall be exercisable pursuant to the terms of this Section 3.

          3.1 Manner of Exercise

          (a) This Warrant is exercisable in whole or in part at any time and from time to time after the Vesting Date. Such exercise shall be effectuated by submitting to the Company (either by delivery to the Company or by facsimile transmission as provided in Section 12 hereof) a completed and duly executed Notice of Exercise (substantially in the form attached to this Warrant, the "Notice of Exercise") as provided in this paragraph. The "Exercise Date" shall be determined based upon the date of delivery of the Warrant as set forth in Section 12 hereof. Except that, if such Notice of Exercise is faxed to the Company, the Exercise Date shall be the date of the facsimile transmission; provided that the Holder of this Warrant tenders this Warrant to the Company within five (5) business days thereafter. The Notice of Exercise shall be executed by the Holder of this Warrant and shall indicate the number of Warrant Shares then being purchased pursuant to such exercise. Upon surrender of this Warrant, together with appropriate payment of the Exercise Price for the Warrant Shares purchased, the Holder shall be entitled to receive a certificate or certificates for the Common Stock so purchased. The Exercise Price may be paid in a "cashless" or "cash" exercise or a combination thereof pursuant to Section 3.1(b) and/or Section 3.1(c) below, as applicable.

          (b) If the Notice of Exercise form elects a "cashless" exercise, the Holder shall thereby be entitled to receive a number of shares of Common Stock determined as follows:

                  X = Y [(A - B)/A]

                  where:

                  X = the number of Warrant Shares to be issued to the Holder.

_______________________
1) An amount equal to 5% of the Common Stock, plus 5% of the Warrant Shares sold in the Offering.

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                  Y = the number of Warrant Shares with respect to which this
                      Warrant is being exercised.

                  A = the Fair Market Value

                  B = the Exercise Price.

     For purposes of this Section 3.1(b), "Fair Market Value" shall be the closing price of the Common Stock as reported by the OTC Bulletin Board, or if listed on a national securities exchange or quoted on an automated quotation service, such national securities exchange or automated quotation service, on the trading date immediately prior to the Exercise Date. If the Common Stock is not then listed on a national stock exchange or quoted on the OTC Bulletin Board or such other quotation system or association, the Fair Market Value of one share of Common Stock as of the date of determination, shall be as determined in good faith by the Board of Directors of the Company and the Holder. If the Common Stock is not then listed on a national securities exchange, the OTC Bulletin Board or such other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder prior to the exercise hereunder as to the Fair Market Value of one share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the Fair Market Value, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder. Such adjustment shall be made successively whenever such a payment date is fixed.

          (c) If the Notice of Exercise form elects a "cash" exercise, the Exercise Price per share of Common Stock for the shares then being exercised shall be payable in cash or by certified or official bank check.

     3.2 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant shall have been duly surrendered to the Company as provided in Sections 3.1 and 12 hereof, and, at such time, the Holder in whose name any certificate or certificates for Warrant Shares shall be issuable upon exercise as provided in Section 3.3 hereof shall be deemed to have become the holder or holders of record thereof of the number of Warrant Shares purchased upon exercise of this Warrant.

     3.3 Delivery of Common Stock Certificates and New Warrant. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, and in any event within five (5) business days thereafter, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause the name of the Holder (or as Holder may direct) to be entered in the register of holders in respect of the Warrant Shares and further cause to be issued in the name of and delivered to the Holder hereof or, subject to Sections 9 and 10 hereof, as the Holder (upon payment by the Holder of any applicable transfer taxes) may direct:

          (a) a certificate or certificates (with appropriate restrictive legends, as applicable) for the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Holder shall be entitled upon exercise; and

          (b) in case exercise is in part only, a new Warrant document of like tenor, dated the date hereof, for the remaining number of Warrant Shares issuable upon exercise of this Warrant after giving effect to the partial exercise of this Warrant (including the delivery of any Warrant Shares as payment of the Exercise Price for such partial exercise of this Warrant).

     4. Certain Adjustments. For so long as this Warrant is outstanding:

     4.1 Mergers or Consolidations. If at any time after the date hereof there shall be a capital reorganization (other than a combination or subdivision of the Common Stock otherwise provided for herein) resulting in a reclassification to or change in the terms of securities issuable upon exercise of this Warrant (a "Reorganization"), or a merger or consolidation of the Company with another corporation, association, partnership, organization, business, individual,


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government or political subdivision thereof or a governmental agency (a "Person"
or the "Persons") (other than a merger with another Person in which the Company is the continuing corporation, or in which the holders of 50% or more of the capital stock of the Company immediately preceding such merger hold no less than 50% of the capital stock in the continuing corporation immediately following such merger and which does not result in any reclassification or change in the terms of securities issuable upon exercise of this Warrant or a merger effected exclusively for the purpose of changing the domicile of the Company) (a "Merger"), then, as a part of such Reorganization or Merger, lawful provision and adjustment shall be made so that the Holder shall thereafter be entitled to receive, upon exercise of this Warrant, the number of shares of stock or any other equity or debt securities or property receivable upon such Reorganization or Merger by a holder of the number of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to such Reorganization or Merger. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the Reorganization or Merger to the end that the provisions of this Warrant (including adjustment of the Exercise Price then in effect and the number of Warrant Shares) shall be applicable after that event, as near as reasonably may be, in relation to any shares of stock, securities, property or other assets thereafter deliverable upon exercise of this Warrant. The provisions of this Section 4.1 shall similarly apply to successive Reorganizations and/or Mergers.

     4.2 Splits and Subdivisions; Dividends. In the event the Company should at any time or from time to time effectuate a split or subdivision of the outstanding Common Stock or pay a dividend or make a distribution on the outstanding Common Stock that is payable, in each case, in additional Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional Common Stock or Common Stock Equivalents (including the additional Common Stock issuable upon conversion or exercise thereof), then, as of the applicable record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Exercise Price shall be appropriately decreased and the number of Warrant Shares shall be appropriately increased in proportion to such increase (or potential increase) of outstanding shares; provided, however, that no adjustment shall be made in the event the split, subdivision, dividend or distribution is not effectuated.

     4.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding Common Stock, the per share Exercise Price shall be appropriately increased and the number of shares of Warrant Shares shall be appropriately decreased in proportion to such decrease in outstanding shares.

     4.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution on the outstanding Common Stock that is payable in securities of other Persons, evidences of indebtedness issued by the Company or other Persons, assets (excluding cash dividends or distributions to the holders of Common Stock paid out of current or retained earnings and declared by the Company's Board of Directors) or options or rights not referred to in Sections 4.1, 4.2 or 4.3, then, in each such case for the purpose of this Section 4.4, upon exercise of this Warrant, the Holder shall be entitled to a proportionate share of any such distribution as though the Holder was the actual record holder of the number of shares of Common Stock which might have been purchased upon exercise of this Warrant immediately prior to the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution (or the date of such distribution if no record date is fixed).

     5. No Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all of the terms and in the taking of all actions necessary or appropriate in order to protect the rights of the Holder against impairment.

     6. Chief Financial Officer's Report as to Adjustments. With respect to each adjustment pursuant to Section 4 of this Warrant, the Company, at its expense, will promptly compute the adjustment or re-adjustment in accordance with the terms of this Warrant and cause its Chief Financial Officer to certify the computation (other than any computation of the fair value of property of the Company, as the case may be). Such certification shall set forth, in reasonable detail, the event requiring the adjustment or re-adjustment and the amount of such adjustment or re-adjustment, the method of calculation thereof and the facts upon which the adjustment or re-adjustment is based, and the Exercise Price and the number of Warrant Shares or other securities purchasable hereunder after giving effect to such adjustment or re-adjustment, which certification

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shall be mailed by first class mail,  postage prepaid to the Holder. The Company will also keep copies of all such certifications at its office maintained pursuant to Section 10.2(a) hereof and will cause them to be available for inspection at the office during normal business hours upon reasonable notice by the Holder or any permitted transferee of the Warrant designated by the Holder thereof.

     7. Reservation of Shares. The Company shall, solely for the purpose of effecting the exercise of this Warrant, at all times during the term of this Warrant, reserve and keep available out of its authorized Common Stock, free from all taxes, liens and charges with respect to the issue thereof and not subject to preemptive rights or other similar rights of stockholders of the Company, such number of shares of its Common Stock as shall from time to time be sufficient to effect in full the exercise of this Warrant. If at any time the number of authorized but unissued Common Stock shall not be sufficient to effect in full the exercise of this Warrant, in addition to such other remedies as shall be available to Holder, the Company will promptly take such corporate action as may, in the opinion of its counsel, be necessary to increase the number of authorized but unissued Common Stock to such number of shares as shall be sufficient for such purposes, including without limitation, using its best efforts to obtain the requisite stockholder approval necessary to increase the number of authorized Common Stock. The Company hereby represents and warrants that all Common Stock issuable upon exercise of this Warrant shall be duly authorized and, when sold, issued and delivered against payment therefor upon exercise of this Warrant, shall be validly issued, fully paid and non-assessable.

     8. Reserved.

     9. Restrictions on Transfer. Prior to the Vesting Date, this Warrant or the shares of Common Stock underlying such Warrant thereunder may only be transferred or assigned to the persons permitted under FINRA Rule 5110(g), and no opinion of counsel shall be necessary for a transfer of such securities by the holder thereof to any Person employed by or owning equity in the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were the original purchaser hereof and such transfer is permitted under applicable securities laws. This Warrant shall not be sold, transferred, assigned, pledged, or hypothecated, or be the subject of any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of this Warrant by any person prior to the Vesting Date, except as provided in FINRA Rule 5110(g)(2).

     10. Ownership, Transfer and Substitution of Warrant.

     10.1 Ownership of Warrant. The Company may treat any Person in whose name this Warrant is registered in the warrant register maintained pursuant to
Section 10.2(b) hereof as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Sections 9 and 10 hereof, this Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

     10.2  Office;  Exchange  of  Warrant.

     (a) The Company will maintain its principal office at the location identified in the prospectus relating to the Offering or at such other offices as set forth in the Company's most current filing (as of the date notice is to be given) under the Securities Exchange Act of 1934, as amended, or as the Company otherwise notifies the Holder.

     (b) The Company shall cause to be kept at its office maintained pursuant to Section 10.2(a) hereof a warrant register for the registration and transfer of the Warrant. The name and address of the holder of the Warrant, the transfers thereof and the name and address of the transferee of the Warrant shall be registered in such warrant register. The Person in whose name the Warrant shall be so registered shall be deemed and treated as the owner and holder thereof for all purposes of this Warrant, and the Company shall not be affected by any notice or knowledge to the contrary.

     (c)  Upon  the  surrender  of  this   Warrant,   properly   endorsed,   for
          registration  of transfer or for exchange at the office of the Company


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          maintained  pursuant  to Section  10.2(a)  hereof,  the Company at its expense will (subject to compliance with Section 9 hereof, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face thereof for the number of Common Stock called for on the face of the Warrant so surrendered (after giving effect to any previous adjustment(s) to the number of Warrant Shares).

     10.3 Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any mutilation, upon surrender of this Warrant for cancellation at the office of the Company maintained pursuant to
Section 10.2(a) hereof, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor and dated the date hereof.

     11. No Rights or Liabilities as Stockholder. No holder shall be entitled to vote or receive dividends or be deemed the holder of any Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of shares, reclassification of shares, change of par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein. The holder of this Warrant will not be entitled to share in the assets of the Company in the event of a liquidation, dissolution or the winding up of the Company.

     12. Notices. Any notice or other communication in connection with this Warrant shall be given in writing and directed to the parties hereto as follows:
(a) if to the Representatives, then to Dawson James Securities, Inc., c/o Dawson James Securities, Inc., 1 North Federal Highway, Suite 500, Boca Raton, Florida 33432, Attn:[_], fax no:[_]; or (b) if to the Company, to the attention of its Chief Executive Officer at its office maintained pursuant to Section 10.2(a) hereof; provided, that the exercise of the Warrant shall also be effected in the manner provided in Section 3 hereof. Notices shall be deemed properly delivered and received when delivered to the notice party (i) if personally delivered, upon receipt or refusal to accept delivery, (ii) if sent via facsimile, upon mechanical confirmation of successful transmission thereof generated by the sending telecopy machine, (iii) if sent by a commercial overnight courier for delivery on the next business day, on the first business day after deposit with such courier service, (iv) if sent by electronic mail to an address designated by the recipient without any notice to the sender that the message was undeliverable, or (v) if sent by registered or certified mail, five (5) business days after deposit thereof in the U.S. mail.

     13. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the issuance of Common Stock underlying this Warrant upon exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the transfer or registration of this Warrant or any certificate for Common Stock underlying this Warrant in a name other that of the Holder. The Holder is responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Common Stock underlying this Warrant upon exercise hereof.

     14. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Colorado, without regard to conflict of law principles that would result in the application of any law other than the laws of the State of Colorado. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.


                                               CEL-SCI CORPORATION


                                              By: ______________________
                                                  Name: Geert R. Kersten
                                                  Title: Chief Executive Officer




                    [Signature Page to Underwriter's Warrant]


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                                    EXHIBIT A
                             FORM OF EXERCISE NOTICE


                 [To be executed only upon exercise of Warrant]

To CEL-SCI CORPORATION,

         The undersigned registered holder of the within Warrant hereby irrevocably exercises the Warrant pursuant to Section 3.1 of the Warrant with respect to Warrant Shares, at an exercise price per share of $ , and requests that the certificates for such Warrant Shares be issued, subject to Sections 9 and 10, in the name of, and delivered to:

                             ______________________
                             ______________________
                             ______________________

     The undersigned is hereby making payment for the Warrant Shares in the following manner: [describe desired payment method as provided for in 3.1 of the Warrant].

     The undersigned hereby represents and warrants that it is, and has been since its acquisition of the Warrant, the record and beneficial owner of the Warrant.

Dated:
      ---------------------

                  _________________________
                  Print or Type Name

                  _________________________
                  (Signature must conform in all respects to name of holder as specified on the face of Warrant)

                  _________________________
                  (Street Address)

                  _______________________________________
                  (City)          (State)       (Zip Code)



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



                                    EXHIBIT B
                               FORM OF ASSIGNMENT

                 [To be executed only upon transfer of Warrant]

For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto [include name and addresses] the rights represented by the Warrant to purchase Common Stock of CEL-SCI CORPORATION to which the Warrant relates, and appoints Attorney to make such transfer on the books of CEL-SCI CORPORATION maintained for the purpose, with full power of substitution in the premises.

                         Dated:_________________________
                               Signature must conform in all respects to name of holder as specified on the face of Warrant)


                              _________________________
                              (Street Address)

                              __________________________________________
                               (City)          (State)       (Zip Code)

                         Signed in the presence of:


                              __________________________
                             (Signature of Transferree)


                              _________________________
                              (Street Address)

                              __________________________________________
                               (City)          (State)       (Zip Code)



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